UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22553

Miller/Howard High Income Equity Fund
(Exact name of registrant as specified in charter)

45 Pine Grove Ave, Suite 301
Kingston, NY 12401
(Address of principal executive offices) (Zip code)

Catherine Johnston
Miller/Howard Investments, Inc.

45 Pine Grove Ave, Suite 301
Kingston, NY 12401
(Name and address of agent for service)

(845) 679-9166

Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

0

Item 1. Reports to Stockholders.

Miller/Howard

HIGH INCOME EQUITY FUND

Annual Report

October 31, 2023

HIE LISTED NYSE

Advised by Miller/Howard Investments, Inc.

Table of Contents

1	Letter from President of the Fund
6	Performance Information
7	Allocation of Portfolio Investments
8	Schedule of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Statement of Cash Flows
16	Financial Highlights
18	Notes to Financial Statements
30	Expense Example
31	Report of Independent Registered Public Accounting Firm
33	Additional Information
36	Trustees and Officers
39	Privacy Policy
40	Board Consideration and Approval of Investment Advisory Agreement

October 31, 2023 | Annual Report

Dear Shareholders,

Thank you for investing in the Miller/Howard High Income Equity Fund (the “Fund”). Our goal for this Fund is to provide our Shareholders with a high level of income coupled with the potential for capital appreciation. We apply rigorous fundamental financial analysis to stock selection, looking for candidates that we believe exhibit strong dividend prospects and have the potential to raise those dividends in the future.

Market Summary1

During the Fund’s fiscal annual period—November 1, 2022, through October 31, 2023—the broad equity market experienced gains. The S&P 500 Index gained 10.14% and the Russell 1000 Index gained 9.46%. The dispersion between growth and value stocks was meaningful, with the Russell 1000 Growth Index gaining 18.94%, while the Russell 1000 Value Index performed worse than the broad market and growth stocks, returning 0.10%.

Performance of dividend stocks was mixed. The NASDAQ US Broad Dividend Achievers Index, composed of stocks with long-term historic dividend growth, underperformed the broad market indices—the S&P 500 Index and Russell 1000 Index—with a gain of 3.13%. The Dow Jones US Select Dividend Index, composed of stocks with high dividend yields, underperformed the broad market indices with a total return of -7.53%.

Tech stocks are on the run again this year, with investors likely drawn both to the promise of artificial intelligence (AI) and the safe haven appeal of large tech companies with cash-heavy balance sheets. It would be understandable if income-focused investors feel they are on the sidelines, missing the excitement.

Decomposing the S&P 500 Index total return into three components (dividends, earnings expansion, and price/earnings (P/E) multiple expansion), we find that much of this year’s return has come from multiple expansion. Historically, we have seen that P/E multiple expansion is an undependable source of returns–fluctuating up and down with the whims of the market. P/E multiple expansion has been a long-term source of market returns over the last few decades, with multiples rising in response to falling interest rates. Going forward, we expect inflation fears to keep interest rates high, making P/E multiple expansion a riskier source of returns.

1 Returns illustrated reflect the total return with dividends reinvested sourced from Bloomberg.

1	Annual Report | October 31, 2023

Additionally, traditional recession indicators continue to flash yellow. The view of the bond market is usually summarized by comparing the interest rate on 2-year Treasury bonds versus those with a 10-year tenor. In good times, investors normally require a higher rate to take more duration risk. But when the bond market views the future with trepidation, long-term bond rates are lower, reflecting the view that the Fed will be forced to cut rates in the face of a recession. The yield curve has been inverted for over a year, which historically has preceded the last eight recessions going back decades.

Portfolio Performance

During the Fund’s fiscal annual period from November 1, 2022 through October 31, 2023, the net asset value (NAV) per share experienced an increase of 0.79%, compared with the S&P 500’s 10.14% gain, on a total return basis. The market price of the Fund can sell at a premium or discount to NAV. The Fund’s market price (NYSE) return was -5.33%, and the Fund’s market total return (NYSE with dividends reinvested) was 0.46% for the annual period. On the last day of the period, the Fund was trading at a -7.61% discount to NAV.

High-yielding stocks2 underperformed in the period. Looking at the S&P 500 Index constituents sorted by dividend yield, the highest yielding 30% of stocks returned 3.42%, underperforming the 10.14% return for S&P 500 Index. A main driver of the difference in returns between high-dividend-yield stocks and non-dividend payers has been the excitement over the prospects for AI. Seven stocks—Nvidia, Microsoft, Apple, Alphabet, Amazon, Meta, and Tesla (all not held)—that all have some link to artificial intelligence posted significant gains during 2023.

Looking at the performance drivers during the annual period, by individual holdings, the top stock contributors were in the energy and consumer discretionary sectors. Equitrans Midstream Corp (ETRN) shares jumped when its critical Mountain Valley Pipeline project received definitive support in Federal debt ceiling legislation. Ralph Lauren Corp (RL) reported earnings and revenue above consensus consistently during the period. TotalEnergies SE (TTE) missed adjusted EPS expectations, but beat on revenues. TotalEnergies management announced stable capex plans along with increased stock buybacks, and the company benefited from higher commodity prices.

Top detractors were in the consumer staples, energy, and consumer discretionary sectors. Conagra Brands Inc (CAG) lagged as private label, which may be a headwind for sales, but the company raised its dividend 6% in July. Dominion Energy Inc (D) detracted after an unprecedented performance guarantee associated with its offshore wind order increased the risk profile of a major project. For Conagra and Dominion, the market experienced a significant lag in interest rate-sensitive utilities and consumer staples stocks. There appears to be a decent chance for future compromise, in our opinion. Cracker Barrell Old Country (CBRL) faced headwinds, including food and wage inflation.

[2]

High-yielding stocks are defined as those companies that are in dividend deciles eight, nine, and ten of the S&P 500 Index. Dividend deciles are calculated by separating the dividend-paying stocks into ten equal groups (lowest yielding being decile one and highest yielding decile ten) based on each security’s yield at the beginning of the stated time period. Dividend decile calculations and returns data are sourced from Bloomberg.

October 31, 2023 | Annual Report	2

Dividend growth is important to this portfolio because the prices of higher-yielding stocks are based, in large part, on the income they provide. As income rises, an investor may expect the asset price to increase commensurately (though other factors may enter into this equation in the short term). We seek companies that not only pay high dividends or distributions now but that also may, in our view, increase dividends in the future. During the reporting period, there were 31 individual companies that declared dividend increases, with some stocks declaring multiple increases during the annual period. The individual increase averaged 14.30% growth year-over-year, excluding special dividends on an unweighted basis. The Fund also captured 8 special dividends that were paid during the fiscal annual period.

We are enhancing the income in the portfolio through the sale of options. For the fiscal annual period ended October 31, 2023, we sold calls on 46 positions, of which 28 expired worthless after we collected the premium, and we had 16 exercised. Two positions remained open as of October 31, 2023. Our option positions’ notional value represented approximately 2.5% of total assets as of the end of the period, below the 30% limitation.

As the prospectus indicates, the portfolio managers have the ability to employ modest leverage as a tool to reach our portfolio income objectives. As of October 31, 2023, we had borrowed an average amount equal to 10.8% of the managed assets of the Fund at an average interest rate during the 12-month period of 5.28%. As of October 31, 2023, the Fund was leveraged through borrowings in the amount of $0 or 0% of the Fund’s total assets, reflecting the Adviser’s view on prevailing, high borrowing rates relative to the current underlying portfolio dividend yield.

Distributions to Shareholders

The distribution to Shareholders for the 12 months of the annual period was $0.051 per share.

The Fund’s current indicated distribution rate based on its closing price on the New York Stock Exchange on October 31, 2023 ($9.59) was 6.38%. The current indicated distribution rate based on the Fund’s NAV per share ($10.38) was 5.90%. The Fund currently intends to continue to pay monthly distributions to its shareholders. We should note that, since inception, this distribution has been supported by income earned by the Fund. “Income” here means regular and special dividends (some of which are distributions from MLPs and REITs, which might be considered return of capital for tax and GAAP purposes) and option premiums. The Fund has earned 8 special dividends during the annual period. With any special dividends, premiums from selling options, regular dividends and distributions from the portfolio, and our use of leverage, we expect to continue to generate sufficient income to cover these declared distributions.

Looking Ahead

The economic backdrop remains truly unprecedented. Bullish analysts can rightfully argue that unemployment is lower than we typically have seen at the beginning of a recession. Optimists also point out that inflation has dropped significantly, sometimes adding that perhaps the Fed will raise their 2% target. Bearish signals, however, cannot be ignored: an inverted yield curve, tightening loan standards, and weakness reported by companies in cyclical industries.

3	Annual Report | October 31, 2023

In our view, economic uncertainty continues to be high. On the positive side, inflation has trended down as a result of the Fed’s aggressive interest rate hikes combined with the resolution of most of the supply chain problems that were plaguing the global economy. Inflation is still well above the Fed’s 2% target, but it is encouraging that inflation has ratcheted down so far with a very modest rise in unemployment.

As mentioned earlier in our letter, we expect the fear of inflation to keep interest rates high, making P/E multiple expansion a riskier source of returns going forward. In contrast, over the long term, dividends and earnings growth have been the most reliable source of investments returns. Dividends have continued to chug along this year, but economic weakness has put earnings expansion in short supply.

Our view continues to be that chasing today’s winners is a dangerous game. Using history as a guide, back in 1999, high-dividend-yield stocks generated a calendar year return of -7%, well behind the 21% return generated by the S&P 500. Disappointing, no doubt, but high-dividend-yield stock returns were up 63% cumulatively over the next 10 years ending December 31, 2009, while the S&P 500 was down -9%. Rather than depending on heroic forecasts, dividend investing relies on the power of compounding income over time and the discipline to stick to a plan.

As always, we continue to monitor both our holdings and the universe of high-dividend-yield equities, looking to ensure that the Fund continues to produce a high level of income from companies that have a high current yield, prospects for dividend growth, and financial strength.

We thank our Shareholders for their participation and continued support.

IMPORTANT DISCLOSURES AND RISKS

The views expressed in this report reflect those as of the date this is written and may not reflect the author’s views on the date this report is first published or anytime thereafter. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation or advice of any kind. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objective. The net asset value of the Fund will fluctuate with the value of the underlying securities. Performance data quoted represents past results. Past performance is no guarantee of future results. The Fund is not able to predict whether its shares will trade above, below, or at net asset value in the future. This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

An investment in the Miller/Howard High Income Equity Fund is subject to risk, including the possible loss of principal. Fund risks include, but are not limited to, the following: Non-US markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-US markets typically involves

October 31, 2023 | Annual Report	4

higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. These additional risks may be heightened for securities of companies located in, or with significant operations in emerging market countries.

Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such stock. The Fund may be exposed to liquidity risk that effect the Fund’s ability to sell particular securities or close call option positions at an advantageous price or in a timely manner. The Fund invests in small and medium size companies, which carry greater risk than with larger, more established companies.

MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Changes to current tax law and regulations could affect the treatment of distributions, including (but not limited to) ordinary income, capital gains or return of capital.

Dow Jones US Select Dividend Index aims to represent the leading stocks in the United States by dividend yield. Constituent weightings are assigned annually based on indicated annual dividend yield.

NASDAQ US Broad Dividend Achievers Index is a market cap index composed of stocks that have been selected annually based on stocks of companies that have historically increased and paid dividends annually and are listed on AMEX, NYSE, or NASDAQ.

Russell 1000 Growth Index is comprised of large- and mid-cap U.S. equities that show characteristics of growth. These characteristics of growth include higher price-to-book ratios and higher forecasted growth.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The Standard & Poor’s 500 Index (“S&P 500 Index”) is a capitalization-weighted index of 500 widely held common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

One cannot invest directly in an index.

5	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Performance Information

October 31, 2023

(Unaudited)

Total Returns
October 31, 2023
	1 Year	5 Year	Since Inception	Inception Date
Miller/Howard High Income Equity Fund (Nav)	0.79%	6.96%	2.15%	11/24/14
Miller/Howard High Income Equity Fund (Market)	0.46%	5.58%	1.07%	11/24/14
S&P 500 Index	10.14%	11.01%	10.27%	11/24/14

Performance data quoted is past performance and is no guarantee of future results. Investment returns may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be higher or lower than the performance data shown. Returns for one year or less are not annualized.

The S&P 500 Index is an index of 500 of the largest companies in the U.S.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

October 31, 2023 | Annual Report	6

Miller/Howard High Income Equity Fund

Allocation of Portfolio Investments

(Expressed as a Percentage of Long-Term Investments)

October 31, 2023

(Unaudited)

7	Annual Report | October 31, 2023 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments

October 31, 2023

	Shares	Fair Value
Business Development Corps — 4.8%
Business Credit Institutions — 3.6%
Ares Capital Corp. (b)	150,000	$2,844,000
Hercules Capital, Inc. (b)	270,000	4,158,000
		7,002,000
Investing — 1.2%
Main Street Capital Corp. (b)	62,000	2,364,060
Total Business Devolopment Corps (Cost $8,774,755)		9,366,060

Common Stock — 63.6%
Activities Related to Credit Intermediation — 1.6%
The Western Union Co.	275,000	3,104,750
Basic Chemical Manufacturing — 2.9%
Huntsman Corp.	240,000	5,599,200
Biological Products, except Diagnostic Substances — 2.0%
Gilead Sciences, Inc. (d)	50,000	3,927,000
Electric Power Generation, Transmission and Distribution — 5.7%
Exelon Corp. (c)	130,000	5,062,200
Portland General Electric Co.	150,000	6,003,000
		11,065,200
Electric Services — 3.1%
Dominion Energy, Inc. (b)	150,000	6,048,000
Fruit and Vegetable Preserving and Specialty Food Manufacturing — 3.2%
Conagra Brands, Inc. (c)	225,000	6,156,000
Grain and Oilseed Milling — 1.5%
Ingredion, Inc.	30,000	2,807,400
Insurance Carriers — 1.0%
Unum Group	40,000	1,956,000
Management of Companies and Enterprises — 3.4%
Shell Plc ADR	102,000	6,644,280
Metal Ore Mining — 1.9%
Vale SA ADR (b)	275,000	3,770,250
Natural Gas Transmission — 1.8%
The Williams Cos., Inc.	100,000	3,440,000
Oil and Gas Extraction — 4.9%
Canadian Natural Resources Ltd.	150,000	9,529,500
Other Miscellaneous Manufacturing — 2.1%
British American Tobacco PLC ADR (c)	135,000	4,031,100
Petroleum Refining — 5.5%
Suncor Energy, Inc.	125,000	4,050,000
Total Energies SE ADR	100,000	6,660,000
		10,710,000
Pharmaceutical Preparations — 2.0%
AbbVie, Inc. (d)	27,500	3,882,450

See accompanying Notes to Financial Statements | October 31, 2023 | Annual Report	8

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

October 31, 2023

	Shares	Fair Value
Pipeline Transportation of Natural Gas — 6.0%
Antero Midstream Corp.	325,000	$4,010,500
TC Energy Corp. (d)	220,000	7,579,000
		11,589,500
Semiconductors & Related Devices — 3.0%
Texas Instruments, Inc. (c)	40,500	5,751,405
Support Activities for Mining — 3.5%
BHP Group Ltd. ADR (b)	120,000	6,847,200
Surety Insurance — 3.4%
Old Republic International Corp. (c)	240,000	6,571,200
Tobacco Manufacturing — 3.7%
Altria Group, Inc. (c)	180,000	7,230,600
Traveler Accommodation — 1.4%
Vail Resorts, Inc.	12,500	2,653,125
Total Common Stock (Cost $130,596,545)		123,314,160

Master Limited Partnership — 16.3%
Investment Advice — 3.0%
AllianceBernstein Holding LP (c)	204,000	5,860,920
Natural Gas Transmission — 13.3%
Energy Transfer L.P.	750,500	9,869,075
Enterprise Products Partners L.P. (d)	300,000	7,812,000
MPLX LP (d)	224,000	8,072,960
		25,754,035
Total Master Limited Partnership (Cost $23,087,938)		31,614,955

Real Estate Investment Trusts (REITs) — 11.3%
Apple Hospitality REIT, Inc. (b)(c)	380,000	5,958,400
Lamar Advertising Co. (b)(d)	50,000	4,113,500
Mid-America Apartment Communities, Inc. (b)	35,000	4,135,250
Sabra Health Care REIT, Inc. (c)	225,000	3,069,000
Spirit Realty Capital, Inc.	130,000	4,678,700
Total Real Estate Investment Trusts (REITs) (Cost $24,241,528)		21,954,850

Short-Term Investments — 3.6%
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 5.23% (a)	7,063,013	7,063,013
Total Short-Term Investments (Cost $7,063,013)		7,063,013

9	Annual Report | October 31, 2023 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

October 31, 2023

	Shares	Fair Value
Investments Purchased with Proceeds from Securities Lending — 11.4%
Mount Vernon Liquid Assets Portfolio, LLC, 5.49% (a)	22,096,844	$22,096,844
Total Investments Purchased with Proceeds from Securities Lending (Cost $22,096,844)		22,096,844

Total Investments — 111.0% (Cost $215,860,623)		215,409,882
Total Value of Options Written (Premiums received $99,600) — (0.0%)		(104,800)
Other Assets and Liabilities — (11.0)%		(21,291,238)
Total Net Assets Applicable to Common Stockholders — 100.0%		$194,013,844

Note: Percentages indicated are based on the net assets of the Fund.

ADR American Depository Receipt

(a)	Rate indicated is the current yield as of October 31, 2023.

(b)	All or a portion of this security is on loan.

(c)

All or a portion of this security has been pledged as collateral in connection with the Fund’s Special Custody Account Agreement. As of October 31, 2023, the total value of securites pledged as collateral for the Special Custody Account Agreement was $42,788,005.

(d)	All or a portion of the security represents collateral for written options. The value of the securities segregated as collateral for written options is $32,553,670, which is 16.8% of total net assets.

See accompanying Notes to Financial Statements | October 31, 2023 | Annual Report	10

Miller/Howard High Income Equity Fund

Schedule of Investments (continued)

Schedule of Options Written

October 31, 2023

Options Written	Expiration Date	Strike Price	Contracts	Notional Amount	Fair Value
Call Options
Ingredion, Inc.	November 2023	$95.00	300	$2,807,400	$(66,000)
Unum Group	November 2023	50.00	400	1,956,000	(38,800)
					(104,800)

Total Value of Options Written (Premiums received $99,600)					$(104,800)

11	Annual Report | October 31, 2023 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statement of Assets and Liabilities

October 31, 2023

ASSETS:
Investments in unaffiliated securities, at value (Identified cost - $215,860,623) (1)	$215,409,882
Dividends and interest receivable	838,290
Cash	125,103
Cash at broker	150,335
Other assets	3,135
Total Assets	216,526,745

LIABILITIES:
Options written, at value (premiums received $99,600)	104,800
Payable for collateral on securities loaned	22,096,844
Payable to Adviser	149,167
Accrued administration expense	15,449
Accrued audit expense	46,329
Accrued custody expense	4,120
Accrued legal expense	47,427
Other liabilities	48,765
Total Liabilities	22,512,901
NET ASSETS	$194,013,844

NET ASSETS consist of:
Paid-in capital	$233,417,164
Accumulated losses	(39,403,320)
Total Net Assets	$194,013,844
Shares at October 31, 2023	18,690,675
NET ASSET VALUE PER COMMON SHARE OUTSTANDING	$10.38

(1)	Including securities on loan at a value of $21,639,553.

See accompanying Notes to Financial Statements | October 31, 2023 | Annual Report	12

Miller/Howard High Income Equity Fund

Statement of Operations

For the Year Ended October 31, 2023

Investment Income:
Dividend income (net of $265,881 foreign withholding tax)	$9,320,615
Interest income	252,793
Securities lending income	228,886
Total Investment Income	9,802,294

Expenses:
Advisory fees	2,086,076
Professional fees	590,798
Interest expense	1,429,676
Administration fees	190,829
Trustees’ fees and expenses	137,838
Insurance expense	47,844
Compliance fees	70,000
Shareholder reporting expenses	31,379
Miscellaneous	7,437
Registration and filing fees	31,965
Transfer agent fees and expenses	37,105
Custodian fees and expenses	28,279
Total Expenses	4,689,226
Net Investment Income	5,113,068

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated securities	(5,819,683)
Options	1,435,768
Foreign currency translations	969
Net realized gain (loss)	(4,382,946)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	1,266,634
Options	(5,200)
Net change in unrealized appreciation (depreciation)	1,261,434
Net realized and unrealized gain (loss)	(3,121,512)
Net Increase in Net Assets resulting from Operations	$1,991,556

13	Annual Report | October 31, 2023 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Statements of Changes in Net Assets

	For the year ended October 31, 2023	For the year ended October 31, 2022
Change in Net Assets:
From Operations:
Net investment income	$5,113,068	$6,789,641
Net realized gain (loss)	(4,382,946)	17,554,363
Net change in unrealized appreciation (depreciation)	1,261,434	(15,499,887)
Net increase in net assets resulting from operations	1,991,556	8,844,117
Dividends and Distributions to Shareholders from:
Net investment income	(5,745,170)	(7,714,433)
Return of capital	(5,693,523)	(3,107,468)
Total dividends and distributions to shareholders	(11,438,693)	(10,821,901)
Total decrease in net assets	(9,447,137)	(1,977,784)

Net Assets:
Beginning of year	203,460,981	205,438,765
End of year	$194,013,844	$203,460,981

See accompanying Notes to Financial Statements | October 31, 2023 | Annual Report	14

Miller/Howard High Income Equity Fund

Statement of Cash Flows

For the Year Ended October 31, 2023

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$1,991,556
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(198,080,090)
Net purchases and sales of short-term investments	5,299,588
Proceeds from sales of long-term investments	237,997,312
Proceeds from option transactions	2,548,515
Return of capital on distributions received	3,511,172
Decrease in collateral for securities loaned	31,987,184
Decrease in payable upon return of securities loaned	(31,987,184)
Net increase in dividends and interest receivable and other assets	(38,535)
Net decrease in accrued expenses and other liabilities	(249,173)
Net change in unrealized appreciation (depreciation) of investment securities	(1,261,434)
Net realized loss on investment securities	4,412,386
Cash provided by operating activities	56,131,297

Cash Flows from Financing Activities:
Decrease in line of credit	(44,500,000)
Dividends paid	(11,438,693)
Cash used in financing activities	(55,938,693)

Increase in cash	192,604
Cash and Cash at Broker at beginning of period	82,834
Cash and Cash at Broker at end of period	$275,438

Supplemental Disclosure of Cash Flow and Non-cash Information:
Interest paid	$1,573,676

15	Annual Report | October 31, 2023 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Financial Highlights

	For the year ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Per Common Share Data (1)
Net asset value, beginning of year	$10.89	$10.99	$6.94	$10.55	$11.03
Income from Investment Operations
Net investment income (loss)	0.27	0.37	0.29	0.28	0.44
Net realized and unrealized gains (losses)	(0.17)	0.11	4.32	(3.05)	0.42
Total from investment operations	0.10	0.48	4.61	(2.77)	0.86
Distributions to Common Stockholders
Net investment income	(0.31)	(0.41)	(0.53)	(0.17)	(0.29)
Return of capital	(0.30)	(0.17)	(0.03)	(0.69)	(1.10)
Total distributions to common stockholders	(0.61)	(0.58)	(0.56)	(0.86)	(1.39)
Organizational and Offering costs on issuance of common stock	—	—	—	—	—
Premiums less commissions and offering costs on issuance of common stock	—	—	—	0.02 (2)	0.05 (2)
Total capital stock transactions	—	—	—	0.02	0.05
Net asset value, end of year	$10.38	$10.89	$10.99	$6.94	$10.55
Per common share market value, end of year	$9.59	$10.13	$10.30	$5.98	$11.79
Total investment return based on market value (3)	0.46%	4.04%	82.84%	(43.27)%	20.99%
Total investment return based on net asset value (4)	0.79%	4.36%	67.61%	(26.93)%	8.70%

See accompanying Notes to Financial Statements | October 31, 2023 | Annual Report	16

Miller/Howard High Income Equity Fund

Financial Highlights (continued)

	For the year ended
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$194,014	$203,461	$205,439	$129,777	$186,905
Ratio of expenses to average net assets	2.27%	2.34%	2.19%	2.39%	2.51%
Ratio of net investment income to average net assets	2.48%	3.26%	2.85%	3.39%	4.05%
Ratio of interest expense to average net assets	0.69%	0.42%	0.21%	0.30%	0.64%
Borrowings outstanding (000’s)	$—	$44,500	$50,500	$32,300	$37,500
Asset coverage per $1,000 of indebtedness (5)	$—	$5,572	$5,068	$5,018	$5,984
Portfolio turnover rate	89%	116%	155%	277%	166%

(1)	Information presented relates to a share of common stock outstanding for the entire period. Calculated using average shares outstanding method.
(2)

Represents the premium on the at the market offering of $0.028 and $0.076 per share, respectively, less underwriting and offering costs of $0.009 and $0.028, respectively, per share for the years ended October 31, 2020 and October 31, 2019.

(3)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(4)

Total investment return is calculated assuming a purchase of common stock at the net asset value at the beginning of the period (or initial public offering price) and a sale at the net asset value on the last day of the year reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)

Asset coverage per $1,000 indebtedness is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

17	Annual Report | October 31, 2023 | See accompanying Notes to Financial Statements

Miller/Howard High Income Equity Fund

Notes to Financial Statements

October 31, 2023

1. Organization

Miller/Howard High Income Equity Fund (the “Fund”) was formed as a Delaware statutory trust on April 21, 2011, and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end, diversified management investment company. The Fund is managed by Miller/Howard Investments, Inc. (“Adviser”). The Fund commenced operations on November 24, 2014. The Fund’s stock is listed on the New York Stock Exchange under the symbol “HIE.”

The Fund will terminate on November 24, 2024, absent shareholder approval to extend such term. If the Fund’s Board of Trustees (“Board”) believes that under the current market conditions it is in the best interest of the Fund’s shareholders to do so, the Board may extend the termination date for one year, to November 24, 2025, without a shareholder vote upon the affirmative vote of three-quarters of the Board’s trustees then in office.

As stated above, pursuant to the Fund’s Declaration of Trust, the Fund has a 10-year term limit and will terminate on November 24, 2024, unless the Board of Trustees and/or shareholders take other action. Notwithstanding the foregoing, the Fund’s Declaration of Trust also provides that the Fund may be dissolved upon the approval of 75% of the Board of Trustees. The Board of Trustees is currently considering, among other things, whether it would be in the best interest of the shareholders to dissolve the Fund as of its fiscal year ending on October 31, 2024.

The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks capital appreciation when consistent with its primary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund will attempt to achieve its investment objectives by investing, under normal market conditions, at least 80% of its total assets in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Investment Companies.

A. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

October 31, 2023 | Annual Report	18

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

B. Security Valuation

Portfolio securities are valued at their current fair market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean price. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options).

Other securities may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, and analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

C. Fair Value Measurement

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as

19	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

October 31, 2023 | Annual Report	20

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

As of October 31, 2023, the Fund’s assets and liabilities carried at market value were classified as follows:

Investments in Securities(a)	Total	Level 1	Level 2	Level 3
Assets
Business Development Corps	$9,366,060	$9,366,060	$—	$—
Common Stock	123,314,160	123,314,160	—	—
Master Limited Partnerships	31,614,955	31,614,955	—	—
Real Estate Investment Trusts	21,954,850	21,954,850	—	—
Short-Term Investment(b)	7,063,013	7,063,013	—	—
Investments Purchased as Securities Lending Collateral(c)	22,096,844	—	—	—
Total Investment in Securities	$215,409,882	$193,313,038	$—	$—
Liabilities
Written Options	$104,800	$104,800	$—	$—

(a)	All industry classifications are identified in the Schedule of Investments.

(b)	Short-term investment is a sweep investment for cash balances in the Fund at October 31, 2023.

(c)

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy in accordance with ASC 820. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The Fund did not hold any Level 3 Securities during the period ended October 31, 2023.

D. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recognized on the ex-dividend date, and withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund may hold the securities of real estate investments trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital. The Fund may also hold the securities of master limited partnerships (“MLPs”). Distributions from such investments may include income and return of capital. The actual character of amounts received during the year is not known until after the REIT and MLP fiscal year ends. The Fund records the character of distributions received from REITs and MLPs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on the information received from the REITs and MLPs after their tax reporting periods conclude.

21	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

E. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income, and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities, and payables and receivables arising from trade-date and settlement-date differences.

F. Dividends and Distributions to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually at least 90% of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

G. Federal Income Taxation

The Fund has elected to be treated as, and to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income and its net capital gain. The Fund intends to distribute at least annually

October 31, 2023 | Annual Report	22

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

all or substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates.

H. Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally sells (“writes”) put options on securities already held in its portfolio or securities that are candidates for inclusion in the portfolio. The strategy is designed to provide the Fund with the ability to acquire securities that the Adviser is interested in at attractive valuations while generating realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase put options. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller.

The Fund occasionally sells (“writes”) call options on securities already held in its portfolio. The strategy is designed to generate realized gains from premiums as a means to enhance distributions.

The Fund may occasionally purchase call options. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Written Options – Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation (depreciation). Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain (loss) on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price.

23	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

The Fund has adopted the disclosure provision of FASB ASC 815, Derivatives and Hedging. ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at October 31, 2023:

	Liabilities
Derivatives not accounted for as hedging instruments under ASC 815	Location	Value
Written equity options	Options written, at value	$104,800

The following table presents the effect of derivatives on the Statement of Operations for the year ended October 31, 2023:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Written equity options	Options	$1,435,768	$(5,200)

The average monthly notional value of written options for the Fund for the year ended October 31, 2023 was $4,307,768.

October 31, 2023 | Annual Report	24

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

3. Concentration of Risk

The Fund’s investment objective is to seek a high level of current income. Under normal conditions, the Fund will have at least 80% of its total assets (including any assets obtained through leverage) invested in dividend or distribution paying equity securities of U.S. companies and non-U.S. companies traded on U.S. exchanges. Equity securities the Fund may invest in include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trust and other entities. The Fund may also invest up to 25% of its total assets in securities of MLPs.

4. Agreements and Related Party Transactions

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser. Under the terms of the Agreement, the Fund in the period ended October 31, 2023 paid the Adviser a fee equal to an annual rate of 0.90% of the Fund’s average weekly Managed Assets (defined as the average weekly total assets minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained though (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies). The Adviser earned $2,086,076 in advisory fees for the period ended October 31, 2023.

U.S. Bank Global Fund Services serves as the Fund’s administrator and fund accountant.

American Stock Transfer & Trust Company, LLC serves as the Fund’s transfer agent, registrar and dividend disbursing agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian.

One of the Fund’s Trustees is an employee of the Adviser.

5. Income Taxes

The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all or substantially all of its taxable income. Accordingly, no provision for federal income taxes is included in the financial statements.

25	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

The tax character of dividends paid to shareholders during the years ended October 31, 2022 and 2023, were as follows:

	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
2022	$7,714,433	$—	$3,107,468	$10,821,901
2023	$5,745,170	$—	$5,693,523	$11,438,693

The amount and character of income and capital gain distribution to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences could be temporary or permanent in nature. To the extent these differences are permanent in nature, such differences are reclassified at the end of the fiscal year among accumulated losses and paid-in capital. Accordingly, on October 31, 2023, accumulated losses were decreased by $105,276 and paid-in capital was decreased by $105,276. This reclassification has no effect on the net assets of the Fund.

The following information is provided on a tax basis as of October 31, 2023:

Cost of investments	$215,930,127
Unrealized appreciation	$17,374,465
Unrealized depreciation	$(17,999,510)
Net unrealized appreciation (depreciation)	$(625,045)
Undistributed ordinary income	—
Undistributed long-term gains	—
Distributable earnings	—
Other accumulated gain/(loss)	$(38,778,275)
Total accumulated gain/(loss)	$(39,403,320)

At October 31, 2023 the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Short-Term	$4,448,775
Long-Term	$34,329,500
Total	$38,778,275

The Fund utilized $0 of capital loss carry forwards during the fiscal year.

October 31, 2023 | Annual Report	26

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on U.S. tax returns and state tax returns of the Fund. The tax years 2020 through 2023 are open to examination by the tax authorities in the United States. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. It is the Fund’s policy to record interest and penalties related to uncertain tax benefits as a component of income taxes, as appropriate.

6. Investment Transactions

For the year ended October 31, 2023, the Fund purchased (at cost) and sold securities (proceeds received) in the amount of $198,080,091 and $233,010,894 (excluding short-term securities), respectively.

7. Common Stock

The Fund has unlimited shares of capital stock authorized and 18,690,675 shares outstanding at October 31, 2023. There were no transactions in common stock for the period ended October 31, 2023.

8. Special Custody Account Agreement

On September 8, 2017, the Fund entered into a $50,000,000 Special Custody Account Agreement (“Agreement”) with Interactive Brokers LLC (“Interactive Brokers”). The following shows the key terms of this agreement:

Loan Amount	Interest Rate
$0-$100,000	Federal Funds Rate + 1.50%
$100,000.01-$1,000,000	Federal Funds Rate + 1.00%
$1,000,000.01-$50,000,000	Federal Funds Rate + 0.75%
$50,000,000.01+	Federal Funds Rate + 0.50%

The average principal balance and interest rate for the year ended October 31, 2023 were $25,053,473 and 5.28%, respectively. On March 16, 2021, the Agreement was amended to increase the borrowing limit to $65,000,000. At October 31, 2023, the principal balance outstanding was $0.

Under the terms of the Agreement, the outstanding principal balance must be collateralized with securities of the Fund in an amount as specified in the Agreement. In addition, the Fund must maintain asset coverage required under the 1940 Act. If the Fund fails to maintain the

27	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

required asset coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At October 31, 2023, the Fund was in compliance with the terms of the Agreement.

9. Securities Lending

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives income from securities lending from fees paid to the Fund by the borrowers and/or from the reinvestment of the cash collateral. Funds typically compensate their lending agents with a share of the revenue generated by the lending program, and may pay lending agents an additional fee for managing the cash collateral reinvestment. The amount of security lending income depends on a number of factors including the type of security and length of the loan. The Fund continues to receive dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the cost associated with lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from these risks by contract with the Custodian.

As of October 31, 2023, the value of securities on loan and payable for collateral due to broker were $21,639,553 and $22,096,844, respectively.

The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Portfolio”) as shown on the Schedule of Investments. The Portfolio is a private fund that invests in high-quality, short term investments, similar to a money market fund, which can be redeemed daily. However, the Portfolio is not registered with the Securities and Exchange Commission (“SEC”) and is not required to meet the regulatory requirements of a money market fund registered with the SEC. The Portfolio is only offered to participants in the Custodian’s security lending program.

October 31, 2023 | Annual Report	28

Miller/Howard High Income Equity Fund

Notes to Financial Statements (continued)

October 31, 2023

10. Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

11. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements.

29	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Expense Example

October 31, 2023

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During Period[1] (05/01/23 to 10/31/23)	Net Annualized Expense Ratio
Actual	$1,000.00	$975.40	$9.30	1.87%
Hypothetical	$1,000.00	$1,015.79	$9.49	1.87%

1

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days (the number of days in the most recent period)/365 days (to reflect the period), for Class I and Adviser Share Class.

October 31, 2023 | Annual Report	30

Miller/Howard High Income Equity Fund

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Miller/Howard High Income Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Miller/Howard High Income Equity Fund (the “Fund”), including the schedule of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial

31	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Report of Independent Registered Public Accounting Firm (continued)

statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
December 21, 2023

We have served as the auditor of one or more of Miller/Howard Investments Inc.’s investment companies since 2014.

October 31, 2023 | Annual Report	32

Miller/Howard High Income Equity Fund

Additional Information

October 31, 2023

Trustees and Officers Compensation

The Fund does not compensate any of its trustees who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act. For the year ended October 31, 2023, the aggregate compensation paid by the Fund to the independent trustees was $133,500. The Fund did not pay any special compensation to any of its trustees or officers. Further, Mr. Paul Kazarian has agreed to serve as an Independent Trustee of the Fund without compensation from the Fund or the Fund Complex.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders.

A description of the policies and procedures the Fund used to determine how to vote proxies relating to portfolio securities owned by the Fund is available without charge upon request by calling the Fund at (845) 679-9166. Information regarding how the Fund voted the proxies related to the portfolio of securities during the period ended June 30 is available without charge by accessing this information on the SEC’s web site at www.sec.gov.

Availability of Quarterly Portfolio Holdings Schedule

The Fund files a complete schedules of portfolio holdings with the SEC for its first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Fund’s filings on Form N-PORT are available without charge, upon request on the SEC’s website (http://www.sec.gov) and by calling (845) 679-9166.

Prospectus and Statement of Additional Information (“SAI”)

The SAI includes additional information about the Fund and is available upon request without charge by calling the Fund at (845) 679-9166 or by visiting the SEC’s web site at www.sec.gov. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. For this and other important information regarding the Fund, please visit the Fund’s web site at www.hiefund.com. Read the prospectus carefully.

33	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Additional Information (continued)

October 31, 2023

Repurchase of Securities

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

Certifications

The Fund’s President submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

Net Asset Value

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “World Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Nasdaq symbol for the Net Asset Value per share is “XHIEX.” The Net Asset Value per share may be obtained each day by calling the Fund at (845) 679-9166.

Automatic Dividend Reinvestment Plan (the “Fund’s Plan”)

Many of you have questions about the Fund’s Automatic Dividend Reinvestment Plan. We urge shareholders who want to take advantage of the Fund’s Plan and whose shares are held in “Street Name,” to consult your financial advisor about participating in the Fund’s Plan.

Under the Fund’s Automatic Dividend Reinvestment Plan, a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer & Trust Company, LLC, the Fund’s Transfer Agent, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Fund’s Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Fund’s Plan may elect to receive all dividends in cash by contacting American Stock Transfer & Trust Company, LLC (the “Plan agent”) in writing at the address specified on the back cover or by calling the Plan agent at 1(800) 278-4353. Under the Fund’s Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Fund’s Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the

October 31, 2023 | Annual Report	34

Miller/Howard High Income Equity Fund

Additional Information (continued)

October 31, 2023

market price of the common shares, participants will receive shares purchased by the Fund’s Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for the Fund’s Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

35	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Trustees and Officers

October 31, 2023

(Unaudited)

Name, Age and Address (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held (2)
Information Regarding Independent Trustees
James E. Hillman (Born March 1957)	Chairman of the Board, Trustee Class II(3)	Since 2014; Three-year term	CFO and Treasurer, Notre Dame School

Value Line Mid Cap Focused Fund, Inc. Value Line Income and Growth Fund, Inc. Value Line Premier Growth Fund, Inc. Value Line Larger Companies Focused Fund, Inc. Value Line Core Bond Fund Value Line Small Cap Opportunities Fund, Inc. Value Line Asset Allocation Fund, Inc.

Roger Conrad (Born July 1961)	Trustee Class II(3)	Since 2014; Three-year term	Managing Director and Editor, Capitalist Times LLC; Managing Director, Halcyon Capital LLC	None
Charles I. Leone (Born July 1961)	Trustee Class III(3)	Since 2014; Three-year term	CFO and CCO of Oribel Capital Management, LP; CFO of Oribel Management, LLC; CFO of Oribel Capital GP, LLC; CFO of Oribel Investments LLC; CFO of Oribel Investments NJ LLC; CFO of Liahalza LLC.	None
Mayra Martinez-Sacco (Born April 1964)	Trustee Class III(3)	Since 2021; Three-year term	Chief Executive Officer of Mayden Enterprises, LLC; Senior Consultant at Alignment Strategies.	None

October 31, 2023 | Annual Report	36

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)

October 31, 2023

(Unaudited)

Name, Age and Address (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held (2)
Paul Kazarian (Born January 1984)	Trustee Class I	Since 2022; Three-year term	Portfolio Manager, Partner at Saba Capital Management, L.P.	Templeton Global Income Fund

(1)	Each Trustee may be contacted by writing to Miller/Howard High Income Equity Fund, P.O. Box 1598, Kingston, NY 12402.

(2)

This column includes only directorships of companies required to report to the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (i.e., “public companies”) or other investment companies registered under the 1940 Act.

(3)

The members of the Fund’s Audit Committee are Charles I. Leone (Chairman of the Audit Committee), Roger S. Conrad, Mayra Martinez-Sacco and James E. Hillman. The members of the Fund’s Nominating & Governance Committee are Roger S. Conrad (Chairman of the Nominating & Governance Committee), James E. Hillman, Mayra Martinez-Sacco and Charles I. Leone.

Name, Age and Address (1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held (2)
Information Regarding Interested Trustees
Catherine M. Johnston, CFA P.O. Box 1598, Kingston, NY 12402 (born May 1983)	President and Trustee Class I	President and Trustee Since December 2020; Secretary (March 2019 to December 2020); Three-year term	Chief Marketing Officer (since 2021), Miller/Howard Investments Inc; Head of Marketing (2019-2021) and Portfolio Specialist (2016-2018), Miller/Howard Investments Inc.	None

37	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Trustees and Officers (continued)

October 31, 2023

(Unaudited)

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Information Regarding Officers
Brian Helhoski P.O. Box 1598, Kingston, NY 12402 (born September 1966)	Chief Financial Officer	Since January 2019; Indefinite term	Chief Financial Officer, Miller/Howard Investments Inc. (since 2018), Controller, Miller/Howard Investments Inc. (2016-2018).
Charles Atkins P.O. Box 1598, Kingston, NY 12402 (born March 1975)	Chief Compliance Officer	Since May 2018; Indefinite term	Chief Compliance Officer, Miller/Howard Investments Inc.
Eva Horowitz P.O. Box 1598, Kingston, NY 12402 (born February 1965)	Secretary	Since December 2020; Indefinite term	Chief Operating Officer, Miller/Howard Investments Inc. (since 2020); Director of Trading and Operations, Miller/Howard Investments Inc. (2018-2019).
Gregory Powell, PhD P.O. Box 1598, Kingston, NY 12402 (born January 1959)	Vice President	Since December 2020; Indefinite term

Chief Investment Officer, Miller/Howard Investments Inc. (since 2020); Deputy Chief Investment Officer, Miller/Howard Investments Inc. (2019-2020); Portfolio Manager and Research Analyst, Miller/Howard Investments Inc. (2017-2019).

October 31, 2023 | Annual Report	38

Miller/Howard High Income Equity Fund

Privacy Policy

Privacy Policy

In order to conduct its business, Miller/Howard High Income Equity Fund, through its transfer agent, American Stock Transfer & Trust Company, LLC, collects and maintains certain nonpublic personal information about its shareholders of record with respect to transactions in shares of the Fund’s securities. This information includes the shareholder’s name and address, taxpayer identification number, share ownership and/or history, and dividend elections. The Fund does not collect or maintain personal information about its shareholders whose shares are held in “street name” by a financial institution such as a bank or broker.

The Fund does not disclose any nonpublic personal information about the Fund’s shareholders or former shareholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information, the Fund restricts access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to the Fund’s shareholders. The Fund also maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

39	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Board Consideration and Approval of Investment Advisory Agreement

(Unaudited)

At a Board Meeting held on September 18, 2023, the Board of Trustees of the Fund (the “Trustees”) approved the current Investment Advisory Agreement between the Fund and the Adviser (the “Agreement”).

The Trustees, including the independent Trustees, evaluated the terms of the Agreement, reviewed the information provided by the Adviser in connection with the consideration of approving the Agreement, and reviewed the duties and responsibilities of the Trustees in evaluating and approving the Agreement.

In determining whether to approve the Agreement, the Trustees, including all of the Independent Trustees, during the course of the meeting held on September 18, 2023, reviewed the Board materials and other information from counsel and from the Adviser, including: (i) a copy of the Agreement; (ii) information describing the nature, quality and extent of the services that the Adviser has provided and expects to be provided to the Fund; (iii) information concerning the Adviser’s financial condition, most recent audited financial statements, business, operations, portfolio management teams, succession planning, and compliance program; (iv) information describing the Fund’s advisory fee and operating expenses; and (v) a memorandum from counsel on the responsibilities of Trustees in considering investment advisory arrangement under the Investment Company Act of 1940. The Trustees also considered presentations made by, and discussions held with, representatives of the Adviser. The Trustees also received information comparing the advisory fee and expenses of the Fund to other investment companies in its peer group prepared by Broadridge.

Regarding the Fund’s investment performance, it was noted that the Fund underperformed the peer group median over the one-year and five-year periods but outperformed the peer group median over the three-year period, based on net asset value returns for the relevant periods ended June 30, 2023. Further, based on a market return comparison versus the peer group, the Fund performed above the median of the peer group for the one-year period ended June 30, 2023.

Regarding the Fund’s advisory fees and expenses as compared to those of its peer group, it was noted that that the Fund’s 0.90% advisory fee is at the peer group median while net Fund expenses, when accounting for leverage and other Fund investment activities, were higher than the peer group median. The Trustees also took into account that the Adviser had reduced its management fee from 1.00% to 0.90% in the previous year.

No single factor was determinative to the Trustees’ decision. Based on the foregoing and such other matters as were deemed relevant, the Trustees, including the independent Trustees, concluded that the advisory fee rates and total expense ratios were reasonable in relation to the services provided by the Adviser to the Fund, as well as the costs incurred and benefits to be gained by the Adviser in providing such services.

October 31, 2023 | Annual Report	40

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43	Annual Report | October 31, 2023

Miller/Howard High Income Equity Fund

Trustees and Officers

James E. Hillman,
Chairman of the Board

Roger Conrad,
Independent Trustee

Charles I. Leone,
Independent Trustee

Mayra Martinez-Sacco,
Independent Trustee

Paul Kazarian,
Independent Trustee

Catherine Johnston,
President and Trustee

Charles Atkins,
Chief Compliance Officer

Brian Helhoski,
Chief Financial Officer

Gregory Powell,
Vice President

Eva Horowitz,
Secretary

Investment Advisor

Miller/Howard Investments, Inc.

P.O. Box 1598

Kingston, NY 12402

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue

New York, NY 10022

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Drive, Suite 302

Milwaukee, WI 53202

Transfer Agent

Equiniti Trust Company, LLC (“EQ”)

48 Wall Street, Floor 23

New York, NY 10005

Fund Administrator

U.S. Bank Global Fund Services

777 E. Wisconsin Avenue

Milwaukee, WI 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 E. Wells Street

Suite 1400

Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Charles I. Leone and James E. Hillman are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2023	FYE 10/31/2022
( a ) Audit Fees	$55,800	$55,650
( b ) Audit-Related Fees	$ -	$ -
( c ) Tax Fees	$10,680	$10,679
( d ) All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by its principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Charles I. Leone, Roger Conrad, James E. Hillman, and Mayra Martinez-Sacco.

Item 6. Investments.

a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Miller/Howard Investments (“Miller/Howard” or “Investment Adviser”), adviser to the Miller/Howard High Income Equity Fund, recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management’s policies. Miller/Howard supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our ESG Investment Policy.

Each proxy season, in addition to the “standard” issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. We support resolutions that maintain or increase shareholder value and generally support resolutions that ask for reports on specific policies and practices with respect to the environment, human rights, labor standards, diversity, nondiscrimination, executive compensation, political spending or lobbying activities. The primary goal of the shareholder resolution process is to bring concerns to the attention of company management and other shareholders, which will hopefully result in dialogue and the redress of concerns. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

Miller/Howard utilizes the services of proxy voting vendor(s) for the facilitation of electronic voting of ballots, records retention, and accessing research reports and recommendations. We seek research and recommendations that are in alignment with our ESG goals, including those that reflect our commitments as a signatory to the United Nations Principles for Responsible Investment.

We affirm each ballot, ensuring that voting decisions are in what we believe are the best interests of the shareholder and in alignment with our policies and objectives.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy voting authority, Miller/Howard has no responsibility to receive, vote, or otherwise advise voting.

Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

Miller/Howard will generally vote on all proxies it receives. However, Miller/Howard may refrain from voting a proxy if the shares are unsupervised or no longer held by the client at the time of the meeting.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard will amend or update this policy, as necessary to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE

Miller/Howard discloses a summary of our proxy voting policy in our Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Miller/Howard looks at each company independently. We affirm each ballot, ensuring that voting decisions are in what we believe are the best interests of the shareholder and in alignment with our policies and objectives.

Governance

Miller/Howard supports governance proposals on a case-by-case basis. Resolutions we have supported in the past include the following:

c)	Support for disclosure of activities related to lobbying and political spending

d)	Support for independent board chairperson

e)	Support for director with environmental expertise

f)	Proposals to Approve Executive Compensation. We look for the following principles to guide the design and administration of those compensation programs:

○	Strong link between pay and performance

○	Executives' 'interests should be aligned with stockholders' interests

○	Programs should reinforce business strategies and drive long-term sustained stockholder value

If there is an indication that the compensation program is not in best interests of shareholders or if there is not a strong link between pay and performance Miller/Howard will not support the proposal. Miller/Howard will not support executive compensation programs that we deem to be excessive or poorly designed in regards to alignment with shareholders.

Environment

Miller/Howard supports environmental proposals on a case-by-case basis. Resolutions we have supported in the past include the following:

a)	Annual sustainability reporting - including reporting by suppliers to strengthen the company's ability to assess its suppliers' performance

b)	Greenhouse gas emissions - company disclosure regarding emissions from their operations and products

c)	Support responsible resource and emissions management, including efforts to mitigate climate change and address company and industry specific risks related to climate change

d)	Support for energy efficiency and renewable energy

Social

Miller/Howard supports social proposals on a case-by-case basis. Resolutions we have supported in the past include the following:

a)	Support workplace safety, and human and worker rights, using internationally recognized standards, indicators and measurement protocols

b)	Support human rights and address community concerns associated with company operations, practices, supply chains, etc.

c)	Support for ethical/humane treatment of animals and alternatives to animal testing

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Gregory (Greg) L. Powell, PhD, Chief Investment Officer (effective November 15, 2020), oversees the Portfolio Management Team. Greg is the designated lead or co-lead Portfolio Manager on the firm’s core strategies. In addition, he holds a position on Miller/Howard’s Executive Committee. Greg joined Miller/Howard in 2017 and served as a portfolio manager and Deputy Chief Investment Officer. He was promoted to CIO in 2020, after the retirement of founder Lowell Miller. Prior to joining MHI, Greg had a distinguished 19-year career as a portfolio manager and director of research at AllianceBernstein. At AB, he managed a team of 12 analysts and a suite of products with $11 billion in AUM. He also served as head of fundamental value research there, redesigning the analyst role with an emphasis on investment success and training analysts in all aspects of the position. He holds a BA in Economics/Mathematics from the University of California Santa Barbara, and a PhD and MA in Economics from Northwestern University.

Michael Roomberg, CFA, Portfolio Manager, focuses on diversified, dividend-paying stocks as well as the energy sector. In addition, he is involved in managing our closed-end fund, Miller/Howard High Income Equity Fund. Before joining Miller/Howard, Michael served as head of water/infrastructure equity research at Ladenburg Thalmann & Co. in New York City. Prior to that he served on Jefferies’ Industrials equity research team. Michael began his career as a research associate at Boenning & Scattergood Inc., a financial services firm in greater Philadelphia, where he specialized in energy exploration & production, and water utilities and industrials. Michael earned his BA in International Relations, Economics, and Finance from University of Wisconsin-Madison. He holds an MBA from the McDonough School of Business, Georgetown University.

John (Jack) E. Leslie III, CFA, Portfolio Manager, focuses on diversified, dividend-paying stocks. He is a member of Miller/Howard’s Board of Directors and is an officer of the Miller/Howard Funds Trust and High Income Equity Fund. Prior to joining Miller/Howard in 2004, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (a division of M&T Bank Corp.), and Dewey Square Investors Corp. (now part of Old Mutual Asset Management). Jack earned his BS in Finance from Suffolk University and an MBA from Babson College.

John R. Cusick, CFA, Portfolio Manager, focuses on midstream energy including master limited partnerships (MLPs). Before joining Miller/Howard in 2013, he was a senior vice president and research analyst at Wunderlich Securities Inc. in New York, covering energy in North America including partnerships focused on natural gas, liquids, and exploration & production. Prior to that, John spent more than a decade at Oppenheimer & Co. beginning his career as a junior analyst working for energy analyst Fadel Gheit, and then as a senior research analyst specializing in the midstream sector. He earned his BA in Finance and Marketing from Temple University, and an MBA in Finance from Fordham University School of Business in New York City.

Adam Fackler, CFA, Portfolio Manager, focuses on utilities, telecommunications, and midstream energy including master limited partnerships (MLPs). Prior to joining Miller/Howard in 2016, Adam spent 10 years at Rodman & Redshaw and KLR Group, focusing on MLPs, and at MLV & Co., covering exploration & production companies and MLPs. Adam holds a BS in Business Administration with a minor in Economics from Bucknell University.

	Registered Investment Companies	Registered Investment Companies	Pooled Inv Vehicles	Pooled Inv Vehicles	All Other Accounts	All Other Accounts
Portfolio Managers	Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts	Number of Accounts	Total Assets in Accounts
Gregory L. Powell	2	222,098,361	—	—	2,278	2,380,630,462
John E. Leslie III, CFA	2	222,098,361	—	—	2,278	2,380,630,462
John Cusick, CFA	2	222,098,361	—	—	2,278	2,380,630,462
Adam Fackler, CFA	2	222,098,361	—	—	2,278	2,380,630,462
Michael Roomberg, CFA	2	222,098,361	—	—	2,278	2,380,630,462

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 05/01/23-05/31/23	0	0	0	0
Month #2 06/01/23-06/30/23	0	0	0	0
Month #3 07/01/23-07/31/23	0	0	0	0
Month #4 08/01/23-08/31/23	0	0	0	0
Month #5 09/01/23-09/30/23	0	0	0	0
Month #6 10/01/23-10/31/23	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

a)	The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

SECURITIES LENDING ACTIVITIES
Gross income from securities lending activities	$2,009,858.17
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$(76,290.31)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(11,886.84)
Administrative fee is included in the revenue split	$0
Indemnification fee is included in the revenue split	$0
Rebate (paid to borrower)	$(1,692,794.66)
Other fees not included in revenue split (specify)	$0
Aggregate fees/compensation for securities lending activities	$(1,780,971.81)
Net income from securities lending activities	$228,886.36

For its fees, U.S. Bancorp Asset Management, Inc. oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser.

Item 13. Exhibits

●	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

●	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Miller/Howard High Income Equity Fund

By (Signature and Title)	/s/ Catherine Johnston
Catherine Johnston, President

Date	1/3/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Catherine Johnston
Catherine Johnston, President

Date	1/3/2024

By (Signature and Title)	/s/ Brian Helhoski
Brian Helhoski, Chief Financial Officer

Date	1/3/2024